Exhibit 99.1

Tango Therapeutics Appoints Sung Lee to Board of Directors

BOSTON, January 5, 2026 (GLOBE NEWSWIRE) — Tango Therapeutics, Inc. (NASDAQ: TNGX), a clinical-stage biotechnology company committed to discovering and delivering the next generation of precision cancer medicines, today announced the appointment of Mr. Sung Lee to the Board of Directors. Mr. Lee has over 20 years of experience in finance leadership in the biopharmaceutical and technology industries.

“We are delighted to welcome Sung Lee to our Board of Directors,” said Barbara Weber, M.D., Chief Executive Officer of Tango Therapeutics. “Sung’s proven track record in corporate strategy, investor relations and finance will be instrumental as we advance our lead program, vopimetostat, into registrational studies and continue to build and evolve our organization to support late-stage clinical development activities.”

Sung Lee currently serves as Executive Vice President and Chief Financial Officer at Cytokinetics, a role he assumed in May 2024. Prior to joining Cytokinetics, he held the position of Chief Financial Officer at Vir Biotechnology, MorphoSys, and Sangamo Therapeutics, where he played pivotal roles in shaping the strategy of each organization. He spent 14 years at Gilead Sciences, serving in positions of increasing responsibility, including Senior Vice President of Financial Planning & Analysis and Head of Investor Relations, further demonstrating his depth of experience and versatility. Mr. Lee began his professional journey in the tax advisory business at PwC, where he developed a strong foundation in finance and taxation. Mr. Lee earned a bachelor’s degree in economics from the University of California, Irvine, and a Master of Business Taxation from the University of Southern California.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events, Tango’s future operating performance and goals, the anticipated benefits of therapies and combination therapies (that include a Tango pipeline product), as well as the expectations, beliefs and development objectives for Tango’s product pipeline and clinical trials. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “goal”, “estimate”, “anticipate”, “believe”, “predict”, “designed,” “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. For example, implicit or explicit statements concerning the following include or constitute forward-looking statements: Dr. Weber’s statements in this press release and statements regarding: (i) the potential for Mr. Lee’s track record to help advance the Company’s lead program

(vopimetostat) into registrational clinical trials;; (ii) expectations regarding the anticipated benefits of our molecules;; (iii) our plans to move vopimetostat into registrational clinical trials and build the organization to support late-stage developmental activities;; ; and (iv) the expected timing of: (a) development candidate declaration for certain targets; (b) initiating IND-enabling studies; (c) filing INDs; (d) clinical trial initiation, enrollment, dose escalation and dose expansion (including for combination studies); (e) disclosing initial, interim, updated, additional and final clinical trial results (including for combination studies) and (f) the expected benefits of the Company’s development candidates and other product candidates. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Tango and its management, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the benefits of product candidates seen in preclinical tests and analyses may not be evident when tested in later preclinical studies or in clinical trials or when used in broader patient populations (if approved for commercial sale); Tango has limited experience conducting clinical trials (and does and will continue to rely on a third party to operate its clinical trials) and may not be able to commence its clinical trials (including opening clinical trial sites, dosing the first patient, and continued enrollment and dosing of an adequate number of clinical trial participants) when expected, may not be able to continue dosing, initiate dose escalation and/or dose expansion on anticipated timelines, and may not generate or report clinical trial results (including final, initial, interim, updated clinical trial results or additional safety and efficacy data and the establishment of proof-of-mechanism and proof-of-concept) in the anticipated timeframe (or at all); future clinical trial data releases may differ materially from initial or interim data from our current and future clinical trials; Tango’s pipeline products may not be safe and/or effective in humans; Tango has a limited operating history and has not generated any revenue to date from product sales, and may never become profitable; other companies may be able to identify and develop product candidates more quickly than the Company and commercially introduce the product prior to the Company; the Company may not be able to identify development candidates on the schedule it anticipates due to technical, financial or other reasons; the Company may not be able to file INDs for development candidates on time, or at all, due to technical or financial reasons or otherwise; the Company may utilize cash resources more quickly than anticipated; the Company will need to raise capital in the future and if we are unable to raise capital when needed or on attractive terms, we would be forced to delay, scale back or discontinue some of our development programs or future commercialization efforts (which may delay filing of INDs, dosing patients, initiation of dose expansion, reporting clinical trial results and filing new drug applications); the Company may be unable to advance our preclinical development programs into and through the clinic for safety or efficacy reasons or commercialize our product candidates or we may experience significant delays in doing so as a result of factors beyond our control; the Company may not be able to realize the benefits of orphan drug or Fast Track designation (and such designations may not advance any anticipated approval timelines); the expected benefits of our product candidates in patients as single agents and/or in combination may not be realized; the Company may experience delays or difficulties in the initiation, enrollment, or dosing of patients in clinical trials or the announcement of clinical trial results, Tango may not identify or discover additional product candidates or may expend limited resources to pursue a particular product candidate or indication and fail to capitalize on product candidates or indications that may be more profitable or for which there is a greater likelihood of success; the Company’s product candidates may cause adverse or other undesirable side effects (or may not show requisite efficacy) that could, among other things, delay or prevent regulatory approval; our dependence on one or a limited number third parties for conducting clinical trials and producing drug substance and drug product (including drug substance, which is currently sole sourced); government regulation may negatively impact the Company’s business, including the potential approval of the BIOSECURE Act; the impact of trade restrictions such as sanctions or tariffs, legal actions or enforcement and inflation rates on our business, financial condition, and results of operations; inadequate funding for or disruptions at the U.S. Food and Drug Administration or other government agencies may slow the time necessary for new drugs to be reviewed and/or approved or prevent these agencies from performing business functions on which the operation of our business may rely (which could negatively impact our business); uncertainty around the U.S. presidential administration’s approach to governmental agencies and/or product candidate approvals may present challenges for our business or create a more costly environment in which to pursue the development of new therapeutic candidates; our success depends on our ability to obtain and maintain patent and other proprietary protection for our technology and product candidates; and the scope of intellectual property protection obtained may not be sufficiently broad. Additional information concerning risks, uncertainties and assumptions can be found in Tango’s filings with the Securities and Exchange Commission (SEC), including the risk factors referenced in Tango’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as supplemented and/or modified by its most recent Quarterly Report on Form 10-Q. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Tango specifically disclaims any duty to update these forward-looking statements.

Investors and Media:

Elizabeth Hickin

IR@tangotx.com

media@tangotx.com